Exhibit 10.19

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), is by and between American DG Energy Inc., a Delaware corporation (the “Company”), and the subscriber identified on the signature page below (the “Subscriber”).

The Company and the Subscriber hereby agree as follows:

1.           Purchase and Sale of Shares.

a)           Subject to the terms and conditions of this Agreement, at the First Closing (as defined herein), the Company shall sell and issue to the Subscriber, and the Subscriber shall purchase from the Company that number of shares of the Company’s Common Stock set forth on the signature page at the per share purchase price also specified therein.

b)           At the Second Closing (as defined herein), at the option of the Subscriber, the Company shall sell and issue to the Subscriber, and the Subscriber shall purchase from the Company, that number of shares of the Company’s Common Stock set forth on the signature page at the per share purchase price also specified therein. The shares sold at the First Closing and, if issued, the shares sold at the Second Closing are referred to herein as the “Shares”.

2.           Closings.  The Closings shall take place as follows:

a)           The first closing (the “First Closing”) of the sale and purchase of the Shares pursuant to this Agreement is taking place contemporaneously with the execution and delivery of this Agreement on the date hereof. At the First Closing, the Subscriber is wiring to an account specified by the Company the purchase price for the Shares being purchased at the First Closing. As soon as practical after the First Closing, the Company will cause its transfer agent to deliver to the Subscriber a certificate representing that number of Shares so purchased, which shall be registered in the name of the Purchaser or its nominee.

b)           The Subscriber shall indicate to the Company by written notice given no later than December 15th, 2009, whether or not it elects that the second closing under this Agreement (the “Second Closing”) shall occur. Such notice shall specify a closing date for the Second Closing no more than 3 business days after the delivery of such notice, or December 18th, 2009. At the Second Closing, the Subscriber will wire to an account specified by the Company the purchase price for the Shares being purchased at the Second Closing. As soon as practical after the Second Closing, the Company will cause its transfer agent to deliver to the Subscriber a certificate representing that number of Shares so purchased, which shall be registered in the name of the Purchaser or its nominee.

c)           The First Closing and the Second Closing, if any, shall be collectively referred to as the “Closings,” each may individually be referred to as a “Closing” and the date of each Closing shall be referred to as a “Closing Date.” All deliveries at each Closing shall take place by the electronic delivery, by fax or email, of all closing documents.

(d)           In the event that the Subscriber shall notify the Company that it elects that the Second Closing shall occur, the obligation of the Subscriber to consummate the Second Closing shall be subject to the satisfaction, prior to or at the Second Closing, of the following conditions:  (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Second Closing Date as though such warranties and representations were made at and as of such date; (ii) the Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by the Company prior to or at the Closing; and (iii) there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

(e)           In the event that the Subscriber shall notify the Company that it elects that the Second Closing shall occur, the obligation of the Company to consummate the Second Closing shall be subject to the satisfaction, prior to or at the Second Closing, of the following conditions:  (i)  the representations and warranties of the Subscriber contained in this Agreement shall be true on and as of the Second Closing Date in all material respects as though such warranties and representations were made at and as of such date; (ii) the Subscriber shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement which are required to be performed or complied with by it prior to or at the Second Closing; and (iii) there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the transactions provided for herein or any of them not be consummated as herein provided.

3.           Subscriber’s Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

(a)         Information on Company.  The Subscriber has been furnished with or has had access at the EDGAR website of the U.S. Securities and Exchange Commission (the “SEC”) to the Company’s Form 10-K for the year ended December 31, 2008, and all filings subsequently made by the Company with the SEC (hereinafter referred to collectively as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Shares.

(b)         Information on Subscriber.  The Subscriber was at the time it was offered the Shares, is on the date hereof and will be on the Closing Date an “accredited investor”, as such term is defined in Reg. D promulgated by the SEC under the Securities Act, is experienced in investments and business matters, has made investments of a speculative or high risk nature and has purchased securities of publicly-owned companies in private placements in the past and, together with its representatives and/or trustee, as applicable, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase. The Subscriber has the authority and is duly and legally qualified to purchase and own the Shares. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page regarding the Subscriber is accurate. The Subscriber does not currently hold or beneficially own any shares of the Company’s Common Stock other than as set forth on the signature page. The Subscriber was not formed for the specific purpose of acquiring the Shares and is not a registered broker-dealer or an affiliate of a registered broker-dealer.

(c)         Purchase for Investment.  On the Closing Date, the Subscriber will purchase the Shares as principal for its own account for investment and not with a view to any sale of other transfer thereof in contravention of the Securities Act.

(d)         Compliance with the Securities Act.  The Subscriber understands and agrees that the Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.

(e)         Restrictive Legend. The Shares may bear a customary restrictive Securities Act legend in the form specified by the Company.

 (f)         Communication of Offer. The offer to sell the Shares was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(g)         Organization; Authority; Enforceability.  The Subscriber, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization (if such “good standing” concept is recognized in such jurisdiction) with full right, corporate,  partnership or trust power and authority to enter into and to consummate the transactions contemplated by this Agreement. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate, partnership, trust or similar power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

(h)         Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Subscriber otherwise notifies the Company prior to the Closing, shall be true and correct as of the Closing Date.

(i)           Survival. The foregoing representations and warranties shall survive the applicable Closing Date for three years.

(j)           Restriction on Short Sales. The Subscriber agrees that, to the extent required by law, it will not enter into or effect any short sale or other hedging transaction with respect to the Company’s Common Stock.

(k)          Disclosure. The Subscriber acknowledges and agrees that the Company does not make nor has made any representations or warranties with respect to the Shares or the transactions contemplated hereby other than those specifically set forth in Section 4 hereof.

4.           Company Representations and Warranties.  The Company represents and warrants to and agrees with the Subscriber that on the date hereof:

(a)          Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted.

(b)          Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)           Authority; Enforceability.  The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(d)          Consents.  No consent, approval, authorization or order of any court or governmental agency or body having jurisdiction over the Company is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder, including, without limitation, the issuance and sale of the Shares.

(e)           No Violation or Conflict.  Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance and sale of the Shares nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

 (i)        violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the certificate of incorporation of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court or governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”);

 (ii)       result in the activation of any anti-dilution rights or a reset or re-pricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any borrowing of the Company; or

 (iii)      result in the activation of any piggy-back registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(f)           The Shares.  The Shares upon issuance in accordance with the terms of this Agreement:

 (i)        are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the Securities Act and any applicable state securities laws;

 (ii)       will be duly and validly authorized, and on the date of issuance of the Shares, the Shares will be duly and validly issued, fully paid and nonassessable; and

 (iii)      will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company.

 (g)         Litigation.  There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company that would affect the execution by the Company or the performance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court or governmental agency or body, which litigation if adversely determined could have a Material Adverse Effect.

(h)          Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its shares of Common Stock are registered pursuant to Section 12(g) of the Exchange Act. The Company has timely filed all reports and other materials required to be filed under the Exchange Act during the preceding twelve months.

(i)           Information Concerning the Company.  The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates that is required by the Exchange Act to be disclosed therein.  Since the date of the financial statements included in the Reports, there has been no Material Adverse Effect not disclosed in the Reports. The Reports, at the time of filing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

 (j)          No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company so as to invalidate any exemptions under the Securities Act for the offer and sale of the Shares.

(k)          No General Solicitation.  Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Reg. D under the Securities Act) in connection with the offer or sale of the Shares.

(l)           No Material Undisclosed Events or Circumstances.  Since the date of the last Report filed under the Exchange Act, no event or circumstance has occurred or exists with respect to the Company or its business, operations or financial condition, that, under applicable law, rule or regulation, requires the filing of a Report prior to the date hereof that has not been so filed.

(m)         Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscriber prior to the Closing, shall be true and correct in all material respects as of the Closing Date.

(n)          Survival.  The foregoing representations and warranties shall survive the applicable Closing Date for a period of three years.

5.           Reg. D Offering.  The offer and issuance of the Shares to the Subscriber is being made pursuant to the exemption from the registration provisions of the Securities Act afforded by Section 4(2) or Section 4(6) of the Securities Act and/or Rule 506 of Reg. D promulgated thereunder.

6.           Covenants of the Company.  The Company covenants and agrees with the Subscriber as follows:

(a)          Exchange Act Filings.  The Company shall file a Form 8-K with the SEC disclosing the transactions contemplated by this Agreement within the time period specified therefor by the rules and regulations under the Exchange Act. The Company agrees to file a Form D with respect to the Shares as required under Reg. D.

(b)          Reporting Requirements.  Until all of the Shares have been resold or transferred by the Subscriber, or, if earlier, two years after the applicable Closing Date, the Company will use commercially reasonable best efforts (i) not to take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act or the rules thereunder) to terminate or suspend the registration of the shares of the Company’s Common Stock under the Exchange Act and (ii) to continue the listing of the shares of the Company’s Common stock on the Over-the-Counter Bulletin Board or other established trading market.

7.           Registration Rights. The Company hereby grants the following registration rights to holders of the Shares.

(a)          Registration Statement.   The Company shall file with the SEC as soon as practical a “shelf” registration statement on an appropriate form, or shall file with the SEC as soon as practical an amendment to its currently filed shelf registration statement (either the “Registration Statement”) covering the resale of the Shares and shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective as soon as practicable.

(b)          Registration Procedures. In connection with the Registration Statement, the Company will:

(i)           prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective with respect to the Subscriber until such time as all of the Shares owned by the Subscriber may be resold without restriction under the Securities Act; and

(ii)           immediately notify the Subscriber when the prospectus included in the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. If the Company notifies the Subscriber to suspend the use of any prospectus until the requisite changes to such prospectus have been made, then the Subscriber shall suspend use of such prospectus.  In such event, the Company will use its commercially reasonable efforts to update such prospectus as promptly as is practicable.

(c)          Provision of Documents etc.  In connection with the Registration Statement, the Subscriber will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Subscriber, upon five business days’ notice, to furnish to the Company a certified statement as to, among other things, the number of  Shares and the number of other shares of the Company’s Common Stock beneficially owned by the Subscriber and the person that has voting and dispositive control over such shares. The Subscriber covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act, if applicable, in connection with sales of Shares pursuant to the Registration Statement.

(d)          Expenses.  All expenses incurred by the Company in complying with this section, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of transfer agents and registrars are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of the Shares, including any fees and disbursements of any counsel to the Subscriber, are called “Selling Expenses.” The Company will pay all Registration Expenses in connection with the Registration Statement. Selling Expenses in connection with the Registration Statement shall be borne by the applicable Subscriber.

(e)          Indemnification and Contribution.

(i)           The Company will, to the extent permitted by law, indemnify and hold harmless the Subscriber, each officer of the Subscriber, each director of the Subscriber, and each other person, if any, who controls the Subscriber within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Subscriber or such other person (a “controlling person”) may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (“Claims”) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement at the time of its effectiveness, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will, subject to the limitations herein, reimburse the Subscriber and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the Company shall not be liable to the Subscriber to the extent that any Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished by the Subscriber or any such controlling person in writing specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(ii)           The Subscriber will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter, each officer of the Company who signs the Registration Statement and each director of the Company against all Claims to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Subscriber will be liable hereunder in any such case if and only to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the Subscriber, as such, furnished in writing to the Company by the Subscriber specifically for use in the Registration Statement or related prospectus, as amended or supplemented.

(iii)           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this section and shall only relieve it from any liability which it may have to such indemnified party under this section except and only if and to the extent the indemnifying party is materially prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this section for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. The indemnifying party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld.

(iv)           In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Subscriber, or any controlling person of the Subscriber, makes a claim for indemnification pursuant to this section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Subscriber or controlling person of the Subscriber in circumstances for which indemnification is not provided under this section, then, and in each such case, the Company and the Subscriber will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in a manner that reflects, as near as practicable, the economic effect of the foregoing provisions of this section. Notwithstanding the foregoing, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(f)          Delivery of Unlegended Shares.

(i)           Within three business days (such business day, the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares have been sold either pursuant to, and in compliance with, the Registration Statement or Rule 144 under the Securities Act and (ii) in the case of sales under Rule 144, customary representation letters of the Subscriber and Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (A) shall deliver the Shares so sold without any restrictive legends relating to the Securities Act (the “Unlegended Shares”); and (B) shall cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold Shares, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.  Transfer fees shall be the responsibility of the Subscriber.

(ii)           In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of the Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s broker with DTC through its Deposit/Withdrawal at Custodian system.  Such delivery must be made on or before the Unlegended Shares Delivery Date but is subject to the cooperation of the Subscriber’s broker (the so-called DTC participant).

(iii)           The Subscriber agrees that the removal of the restrictive legend from certificates representing the Shares as set forth in this section is predicated upon the Company’s reliance that the Subscriber will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

8.           Miscellaneous.

(a)          Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) delivered by reputable overnight courier service with charges prepaid, or (iii) transmitted by fax, addressed, if to the Company, to Chief Financial Officer, American DG Energy Inc., 45 First Avenue, Waltham, MA 02451, fax: (781) 622-1027, and if to the Subscriber, to the Subscriber at the address set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice.

(b)          Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Subscriber.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(c)          Legal Fees.   Each party shall pay its own legal fees and expenses in connection with the transactions contemplated by this Agreement.

(d)          Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof.  Neither the Company nor the Subscriber have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.  No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

(e)          Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  Signatures to this Agreement may be delivered by fax or by scan/email.

(f)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Massachusetts or in the federal courts located in Massachusetts.  The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.

(g)          Equitable Adjustment.   The Shares and the purchase price Per Share shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders prior to the Second Closing.

Signature Page and Questionnaire – First Closing October 2009

The Subscriber hereby executes this Subscription Agreement. By initialing the appropriate space below, the Subscriber hereby represents that the Subscriber is:

_____________ (initials)	a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

_____________ (initials)	a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000.

_____________ (initials)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

_____________ (initials)	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares.

_____________ (initials)	an entity in which all of the equity owners fall within one of the categories set forth above.

U.S. $2.10
Share purchase price at First Closing é	Subscriber’s name é

Number of Shares purchased at First Closing é	Subscriber’s signature é

$
Aggregate dollar amount being purchased at First Closing é	Address of the Subscriber ê

Agreed and Accepted - American DG Energy Inc.:	Phone number:

By:	Email address:

Date:	U.S. Tax ID # (if any):

Signature Page and Questionnaire – Second Closing December 2009

The Subscriber hereby executes this Subscription Agreement. By initialing the appropriate space below, the Subscriber hereby represents that the Subscriber is:

_____________ (initials)	a corporation, a business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

_____________ (initials)	a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000.

_____________ (initials)
a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

_____________ (initials)	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares.

_____________ (initials)	an entity in which all of the equity owners fall within one of the categories set forth above.

U.S. $3.10
Share purchase price at Second Closing é	Subscriber’s name é

Number of Shares purchased, at the Subscriber’s option, at Second Closing é	Subscriber’s signature é

$
Aggregate dollar amount being purchased, at the Subscriber’s option, at Second Closing é	Address of the Subscriber ê

Agreed and Accepted - American DG Energy Inc.:	Phone number:

By:	Email address:

Date:	U.S. Tax ID # (if any):